                                                                    EXHIBIT 10.7

                     SPLIT-DOLLAR LIFE INSURANCE AGREEMENT



     THIS AGREEMENT, effective as of this _____day of ________________, 1999, is by and between IMCO RECYCLING INC., a Delaware corporation having its principal executive offices located in Irving, Texas (the "Company") and [Employee] (the "Employee").


                                  WITNESSETH:

     WHEREAS, this Agreement is a life insurance employee benefit plan as described in Revenue Ruling 64-328, in accordance with an award made to the Employee, who has rendered efforts on behalf of the Company; and

     WHEREAS, the Company highly values the efforts, abilities, and accomplishments of the Employee and wishes to retain his services, and as an inducement thereto, the Company is willing to assist the Employee in the payment of premiums on life insurance; and

     WHEREAS, in exchange for such premium assistance, the Employee is willing to return to the Company its Premium Advance as provided herein;

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by the parties hereto, it is mutually agreed as follows:

     1. The Insurance. In furtherance of the purposes of this Agreement, the Company shall transfer to the Employee the policy(ies) described in Exhibit A (the "Insurance") issued by one or more insurance companies (the "Insurer(s)"). Exhibit A may be amended by the parties to this Agreement, at any time and from time to time, by a written instrument complying with Section 14 of this Agreement. Upon the Employee's death, $XXX,XXX.XX (hereafter referred to as the "Employees Death Benefit") shall be payable as the Employee shall have designated under the Insurance, subject to Section 3 of this Agreement.

     2. Ownership. The Employee shall be the sole owner of the Insurance and shall hold the Insurance. The Employee shall have all the rights of "owner" under the terms of the Insurance including, but not limited to, the right to designate beneficiaries, select settlement and dividend options, borrow on the security of the Insurance, and to surrender the Insurance. All such rights may be exercised by the Employee without the Company's consent.

     3. Repayment of Premium Advance to Company. The Company's "Premium Advance" is an amount equal to the lesser of (i) the cumulative total of the Company's share of premiums paid on the Insurance, or (ii) the cash surrender value of the Insurance as of the applicable date. Subject to Section 6 below, in the event of the death of the Employee, the "Premium Advance" shall be equal to the greater of (i) the cumulative total of the Company's share of premiums paid on the Insurance, or (ii) the total death benefits payable under the Insurance less the Employee's Death Benefit. Subject to Section 6 below, in exchange for the Company's payment of its premium contribution under Section 4, the Employee agrees to pay to the company the amount of its Premium Advance on the earlier of:

     (1)  Termination of this Agreement as provided in Section 6 or

     (2)  The Employee's death.
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Nothing herein shall give the Company any interest in the Insurance. The Company will not take any action in dealing with the Insurer(s) that would impair any right or interest of the Employee in the Insurance.

     4.   Payment of Premiums.

          (a)  Each annual premium on the Insurance shall be paid as follows:

               (1) At the election of the Company, the Employee shall pay a portion of each premium equal to (i) the current term rate for the Employee's age, multiplied by the excess of the current death benefit over the Company's current Premium Advance. If the Company does not require the Employee to pay a portion of the premium pursuant to the preceding sentence, the Company shall pay such amount on behalf of the Employee and such amount shall be treated as compensation to the Employee. Here, the "current term rate" shall mean the lesser of the Insurer's annual term insurance rate or the rates specified in Revenue Rulings 64-328 and 66-110.

               (2) The Company shall pay all premium amounts not paid by the Employee.

          (b) The Employee's premium share (other than that paid with policy loans) and the Company's premium share shall be remitted to the Insurer before expiration of the grace period for payment of premiums.
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          (c)  Dividends on the Insurance shall be applied as elected by the
          Employee.

     5. Supplements and Riders. Should the Employee deem it desirable, application may be made for a supplemental agreement or rider to be attached to the Insurance. Ownership of any such agreement or rider shall be in the Employee and any additional premiums shall be paid by the Employee.

     6. Release of Company's Right to Payment of Premium. This Agreement shall terminate if the Employee retires from employment with the Company and all affiliates after attaining age 62; in that event, the Company shall release, in its entirety, the Company's right to repayment of its Premium Advance. Retirement shall mean termination of employment for any reason after attaining age 62, or voluntary termination of employment by the Employee with the consent of the Company after attaining at least age 59.

     7. Termination of Agreement. This Agreement shall terminate on the earliest to occur of the following events:

          (a) Surrender of the Insurance by the Employee, who has the sole and exclusive right of surrender, subject to Section 3 above;

          (b) Delivery by the Employee of written notice of termination to the Company or delivery of written notice by the Company to the Employee;

          (c) Failure of the Employee to make a premium contribution required in Section 4;

          (d) Termination of all employment relationships between the Employee and the Company, and all affiliated entities (including any corporation, partnership, or limited liability company which is controlled by, which controls, or which is under common control with, the Company); or

          (e) Written agreement of the Employee and the Company to terminate the Agreement.

     Upon termination of the Agreement, the Employee shall pay to the Company the Premium Advance. Upon termination of the Agreement, the Employee and the Company may enter into further agreement to continue the terms of this Agreement.

     8. Policy Loans. It is agreed that no policy loans may be taken by the Employee which would have the effect of reducing the cash surrender value below the amount of the Premium Advance. Interest on any such policy loans shall be paid by the Employee, as owner of the policy, as such interest becomes due.

     9. Payment of Proceeds. At the death of the Employee, the Company and the Employee shall execute such forms and furnish such other documents or information as are required to receive payments under the Insurance as contemplated herein.

     All death benefits under this Agreement shall be paid in accordance with the terms and conditions for the Insurance and pursuant to the claims and review procedures of the Insurer. The Company's liability to provide benefits under this Agreement shall be limited solely to the payment of its share of premiums, as provided in Section 4. The Company assumes no responsibility for payment of death benefits under the Insurance.

     10. Payment Options. In lieu of a lump sum payment, the Employee, as owner of the Insurance may, in accordance with the procedures of the Insurer(s), elect any of the optional modes of payment for the death proceeds as enumerate in the Insurance and known as "settlement options." If no such election is in effect, the beneficiary of any portion of the Insurance shall have the right to elect such settlement option.

     11. Named Fiduciary. For purposes of the Employee Retirement Income Security Act of 1974 (P.L. 93-406), as amended, the Company is the "named fiduciary" of the split-dollar life insurance plan for which this Agreement is hereby designated the written plan instrument.

     12. Allocation Of Fiduciary Responsibilities. The Named Fiduciary may allocate its responsibilities for the operation and administration of this split-dollar life insurance plan, including the designation of persons to carry out fiduciary responsibilities under such plan. The Named Fiduciary shall effect such allocation of its responsibilities by delivering to the Company a written instrument signed by it that specifies the nature and extent of the responsibilities allocated, including the persons who are designated to carry out those fiduciary responsibilities under the plan, together with a signed acknowledgment of their acceptance.

     13. Plan Administrator. The Named Fiduciary is hereby designated as the "Plan Administrator" of this plan.

     14. Amendment. This Agreement may be altered, amended, or modified, including the addition of any extra policy provisions, by a written agreement signed by the Company and the Employee. In addition, either party may assign its rights, interests and obligations under this Agreement; provided, however, that any assignment shall be made subject to the terms of this Agreement. The laws of the State of Texas shall govern the construction and enforceability of this Agreement.

     15. Interpretation. Where appropriate in this Agreement, words used in the singular shall include the plural and words used in the masculine shall include feminine and vice versa.

     16. Miscellaneous. The waiver by either party of a breac4i of any provision hereof will not be deemed a waiver of any succeeding breach of such provision, or a waiver of the provision itself. The parties will not enter into any agreement or contract with others that would tend to vary, rescind or abrogate the provisions hereof, nor shall they hinder or interfere with, or cause to be interfered with in any manner whatsoever, the operation of the terms of this Agreement. Each party hereto acknowledges that any breach or attempted breach of any provision of this Agreement will cause irreparable harm for which there is no adequate remedy at law, and each party agrees that each of the other parties hereto shall be entitled to specific performance and injunctive and other equitable relief in case of any such breach or attempted breach. This Agreement is severable and if, for any reason, any provision or provisions hereof are determined to be invalid, inoperative, or contrary to any existing or future law, the remainder of this Agreement shall continue to be valid after giving effect to the intent manifested by the portion held invalid or inoperative. This Agreement shall be binding upon and inure to the benefit of the parties, their heirs, legal representatives, successors and assigns.

     17. Notices. All notices, requests, demands or other communications provided for herein shall be in writing and shall be deemed to have been given when sent by registered or certified mail, return receipt requested, addressed to the parties at their addresses set forth below or to such other person or address as a party shall designate to the other parties from time to time in writing forwarded in like manner:

     Company:                              Employee:

     IMCO RECYCLING INC.                   Name
     5215 North O'Connor Blvd.             Address
     Suite 940
     Irving, Texas 75039

Any party may change such party's address by written notice to all other parties to this Agreement.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement the day and year first hereinabove written.

                                       Employee:


                                       ------------------------------
                                       Name

                                       IMCO Recycling Inc.


                                       ------------------------------
                                       By:
                                          ---------------------------
                                       Title:
                                             ------------------------
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                                   EXHIBIT A


INSURANCE COMPANY                      FACE AMOUNT
-----------------                      -----------

Pacific Life                           $ XXX,XXX
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                                   EXHIBIT B

                         ASSIGNMENT OF LIFE INSURANCE
                             POLICY AS COLLATERAL
                             --------------------

A. For Value Received, the undersigned hereby assigns, transfers and sets over to IMCO - RECYCLING INC., a Delaware corporation (herein called the "Assignee"), a certain interest hereinafter specified in Policy No. XXXXXXX (herein called the "Policy") issued by Pacific Life (herein called the "Insurer"), upon the life of [Employee] subject to all the terms and conditions of the Policy and to all superior liens, if any, which the Insurer may have against the Policy. The undersigned by this instrument agrees, and the Assignee by the acceptance of this assignment agrees, to the conditions and provisions herein set forth. This Assignment is entered into in accordance with a Transfer of Ownership Agreement by and between the Assignee and [Employee] dated the same date as this Assignment (the "Agreement").

B. It is expressly agreed that the following specific interest in the Policy (including any divided accumulations or additions standing to the credit of the Policy) passes by virtue hereof:

          The Assignee shall have an interest in the Policy and any proceeds becoming payable under the Policy due to death, maturity, policy loan or surrender of the policy to the extent of any liability arising under the Agreement.

C. Except as expressly provided in paragraph D below, it is expressly agreed that the following specific rights are reserved and excluded from this assignment and do not pass by virtue hereof:

     1. The right to collect from the Insurer any disability benefit payable in cash that does not reduce the amount of insurance;

     2.   The right to designate and change the beneficiary;

     3. The right to elect any optional mode of settlement permitted by the Policy or allowed by the Insurer; but any designation or change of beneficiary or election of a mode of settlement shall be made subject to this assignment and to the rights of the Assignee hereunder;

     4. The right to surrender the Policy or to obtain policy loans from the Insurer;

     5. The right to elect a nonforfeiture provision, to change the application of dividends or to exercise any other rights, privileges and options available under the terms of the policy to the undersigned as owner of the Policy; and

     6.   The right to select investment options with respect to the policy.

D. This assignment is made and the Policy is to be held as collateral security under the Agreement for any and all liabilities of the undersigned to the Assignee, either now existing or that may hereafter arise between the undersigned and the Assignee (all of which liabilities secured or to become secured are herein called "Liabilities"). It is expressly agreed that all sums received by the Assignee hereunder, either in the event of death of the Insured, the maturity or surrender of the Policy, the obtaining of a loan or advance on the Policy, or otherwise, shall first be applied to the payment of one or more of the following in such order of preference as the Assignee shall determine: (a) principal of and/or interest on Liabilities; or (b) premiums paid by the Assignee on the Policy. In the event that the undersigned is obligated to pay any amount to the Assignee under the Agreement, the Assignee shall be entitled to direct payment from the Insurer, and the right to direct the surrender of the Policy or to obtain policy loans from the Insurer in order to enforce its rights under the Agreement, upon written notice to the Insurer.

E.   The Assignee covenants and agrees with the undersigned as follows:

     1. That any balance of the sums received hereunder from the Insurer remaining after payment of the then existing Liabilities, matured or unmatured, shall be paid by the Assignee to the persons entitled thereto under the terms of the Policy had this assignment not been executed;

     2. That the Assignee will forward to the Insurer, upon request and without unreasonable delay, the Policy for endorsement of any designation or change of beneficiary or any election of an optional mode of settlement.

F. The Insurer is hereby authorized to recognize the Assignee's claims to rights hereunder without investigating the reason for any action taken by the Assignee, or the validity or the amount of the Liabilities or the existence of any default herein, or the giving of any notice, or the application to be made by the Assignee of any amounts to be paid to the Assignee. The sole receipt of the Assignee for any sums received shall be a full discharge and release therefore to the Insurer. Checks for the sums payable under the Policy and assigned herein shall be drawn to the exclusive order of the Assignee if, when, and in such amounts, as may be requested by the Assignee. The Insurer shall not take any notice of the terms of any outside agreement or of any restrictions that may be imposed on the Assignee thereby.

G. The Assignee shall be under no obligation to pay any premium, or the principal of or interest on any loans or advances on the Policy, or any other charges on the

     Policy, but any such amounts so paid by the Assignee from its own funds shall become a part of the Liabilities hereby secured except as may be provided by the Agreement.

H. The Assignee may take or release other security, may release any party primarily or secondarily liable for any of the Liabilities, may grant extensions, renewals or indulgences with respect to the Liabilities, or may apply to the Liabilities proceeds of the Policy hereby assigned or any amount received on account of the Policy by the exercise of any right permitted under this assignment, without resorting or regard to other security.

I. The undersigned declares that no proceedings in bankruptcy are pending against him and that his property is not subject to any assignment for the benefit of creditors.

J. It is the intent of the undersigned to assign an interest in proceeds becoming payable under the Policy as security for certain advances from the Assignee, without giving the Assignee any incidents of ownership in the Policy as defined under Section 2042 of the Internal Revenue Code (and Regulations thereunder) presently in effect, or any successor thereto.

     Signed this _______ day of ________________________ , 1999.



                                       ------------------------------
                                       Name